                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 15, 2001


                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
           (Exact name of the registrant as specified in its charter)
--------------------------------------------------------------------------------

        United States                  333-32263                  22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

         802 Delaware Avenue, Wilmington, Delaware              19801
         ------------------------------------------        ---------------
          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                       333-32236                 13-4994650
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

         270 Park Avenue, New York, New York                    10017
         ------------------------------------------        ---------------
          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as issuer.

         On February 15, 2001, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of the monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).        Exhibits

                  Exhibits        Description
                  ----------      ---------------

                  20.1 Monthly Report with respect to the February 15, 2001 distribution.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 27, 2001

                                      By: THE CIT GROUP/SALES FINANCING,
                                      INC.
                                      as Servicer


                                      By:  /s/ Gilmar Rodrigues
                                      -----------------------------------
                                      Name:    Gilmar Rodrigues
                                      Title:   Vice President

                                INDEX TO EXHIBITS
                          ----------------------------

Exhibit No.                Description
---------------            -----------------
20.1                       Monthly Report with respect to the February 15, 2001
                           distribution